                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005


                           First Franklin Corporation
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-16362               31-1221029
-------------------------------  --------------------- ----------------------
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)                File Number)       Identification No.)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (513) 469-5352
                                                           ---------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02       Results of Operations and Financial Condition.
---------------------------------------------------------------

         On February 18, 2005, First Franklin Corporation issued a press release regarding its earnings for the fourth quarter and year ended December 31, 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.



Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.
---------------------------------------------------

         (a) and (b).  Not applicable.

         (c)           Exhibits.

                  See Index to Exhibits.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRST FRANKLIN CORPORATION



                                               By: /s/ Daniel T. Voelpel
                                                 -----------------------------
                                                 Daniel T. Voelpel
                                                 Vice President and Chief
                                                 Financial Officer


Date:  February 22, 2005

                                INDEX TO EXHIBITS


       Exhibit Number                Description

             99 Press Release of First Franklin Corporation dated February 18, 2005